February 28, 2017

NEUBERGER BERMAN NEW YORK MUNICIPAL INCOME FUND

SUMMARY PROSPECTUS
Institutional Class Shares (NMIIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at http://www.nb.com/fixedincomefunds/institutional. You can also get this information at no cost by calling 800-366-6264 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your financial intermediary or any financial intermediary authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated February 28, 2017 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL
The Fund seeks high current income exempt from federal income tax and New York State and New York City personal income taxes that is consistent with low risk to principal; total return is a secondary goal.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.40
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	0.56
Total annual operating expenses	0.96

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$98	$306	$531	$1,178

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
To pursue its goals, as a fundamental policy, the Fund normally invests at least 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and New York State and New York City personal income taxes; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). The Fund’s dividends are generally exempt from federal income tax, although a portion thereof may be a Tax Preference Item.

Municipal securities that provide interest income that is exempt from federal income tax and New York State and New York City personal income taxes include securities issued by the State of New York, any of its political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

NEUBERGER BERMAN NEW YORK MUNICIPAL INCOME FUND	February 28, 2017

All of the debt securities in which the Fund invests normally are investment grade at the time of investment. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.

Although the Fund is non-diversified and thus able to invest a greater percentage of its assets in a single issuer than can a diversified fund, it intends in practice to minimize its exposure to credit risk by allocating its assets across many municipal issuers and among the different types and maturities of municipal securities available. The Portfolio Managers monitor trends in the municipal securities market, as well as a range of economic, financial and political factors. The Portfolio Managers analyze individual issues and look for securities that appear under-priced compared to securities of similar structure and credit quality, and securities that appear likely to have their credit ratings raised. The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

The Fund may invest up to 20% of its net assets in securities the interest income on which is subject to federal income tax and/or New York State and/or New York City personal income taxes.

Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average weighted portfolio duration of between three and seven years.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. As a fundamental policy, the Fund normally invests at least 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and New York State and New York City personal income taxes; however, the Fund may invest without limit in municipal securities the interest on which may be a Tax Preference Item. The Fund may not change this fundamental policy without shareholder approval. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.

The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, and may not be beneficial for investors in low tax brackets.

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the municipal bond market and what happens to the finances of New York State and its municipalities and public entities and the Portfolio Managers' evaluation of those developments. The market's behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:

Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low or declining and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield, greater risks or other less favorable characteristics, and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

In addition, the Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one or a few

NEUBERGER BERMAN NEW YORK MUNICIPAL INCOME FUND	February 28, 2017

issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds. To the extent that the Fund earns interest income on private activity bonds, a part of the dividends will be a Tax Preference Item. Municipal bonds may be bought or sold at a market discount (i.e. a price less than the bond’s principal amount or, in the case of a bond issued with an original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains.

New York State Specific Risk. Because the Fund invests primarily in municipal securities of New York issuers, it is more vulnerable to unfavorable economic, political and regulatory developments in New York than are funds that invest in municipal securities of many states. The economic and financial condition of New York State, New York City and other municipalities of New York are closely related, and any financial difficulty in these jurisdictions may have an adverse effect on New York municipal securities held by the Fund. Certain issuers of New York municipal securities have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. Rising interest rates may have a negative effect on the

NEUBERGER BERMAN NEW YORK MUNICIPAL INCOME FUND	February 28, 2017

value of any municipal bonds held by the Fund, which could subject them to adverse tax treatment in the hands of potential purchasers to the extent they are subject to market discount, as described in "Municipal Securities Risk" above, further lowering their value.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

NEUBERGER BERMAN NEW YORK MUNICIPAL INCOME FUND	February 28, 2017

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q1 '14, 2.75%
Worst quarter:    Q4 '16, -3.18%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/16
New York Municipal Income Fund	1 Year	Since Inception (3/11/2013*)
Return Before Taxes	0.09	1.89
Return After Taxes on Distributions	-0.23	1.77
Return After Taxes on Distributions and Sale of Fund Shares	0.77	1.87
Bloomberg Barclays 7-Year G.O. Index (reflects no deduction for fees, expenses or taxes)**	-0.76	1.83
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	This date reflects when the Manager first became the investment manager to the Fund.
**	Effective August 24, 2016, the Barclays 7-Year G.O. Index changed its name to the Bloomberg Barclays 7-Year G.O. Index.

INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS
The Fund is managed by James L. Iselin (Managing Director of the Manager) and S. Blake Miller (Managing Director of the Manager). Mr. Iselin and Mr. Miller have managed the Fund since March 2013.

BUYING AND SELLING SHARES
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See

NEUBERGER BERMAN NEW YORK MUNICIPAL INCOME FUND	February 28, 2017

“Maintaining Your Account”and “Predecessor Investors” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION
The part of the Fund’s dividends that it reports as “exempt-interest dividends” will be excludable from your gross income for federal income tax purposes. (Accordingly, investment in the Fund’s shares is not appropriate for tax-exempt investors, including retirement plans and accounts, which will not benefit from that exclusion.) Distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from New York State and New York City personal income taxes. Distributions of the Fund’s taxable net investment income and net capital gains, if any, will be taxable to you. Some exempt-interest dividends the Fund pays may be subject to income taxes imposed by states and/or localities other than New York State and New York City. In addition, a portion of those dividends is expected to be attributable to interest on private activity bonds that you must treat as a Tax Preference Item for purposes of calculating your liability, if any, for the federal alternative minimum tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

NEUBERGER BERMAN NEW YORK MUNICIPAL INCOME FUND	February 28, 2017

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2017 Neuberger Berman BD LLC, distributor. All rights reserved.

SEC File Number: 811-03802
N0031 02/17